Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

THIRD QUARTER | 2015

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Components of Net Asset Value	7
Property Overview	8-9
Consolidated Leasing Activity	10
Consolidated Lease Expirations	11
Acquisition and Disposition Summary	12
Development Overview	13
Redevelopment Overview	14
Indebtedness	15
Capitalization, Fixed Charge Coverage and Debt Covenants	16
Investment in Unconsolidated Ventures Summary	17
Definitions	18-20

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2015 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Portfolio Repositioning(1)	Portfolio Occupancy (%)(2)
Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

Top 10 Markets(4)

Consolidated Operating Properties

Market	ABR (thousands)	Occupancy Q3 2015	Occupancy(2) Q3 2014	Change
Southern California	$35,162	95.0%	93.8%	1.2%
Chicago	30,192	91.1%	90.9%	0.2%
Houston	25,380	95.1%	97.6%	-2.5%
Northern California	20,738	98.2%	93.7%	4.5%
Atlanta	18,635	95.5%	89.9%	5.6%
Dallas	17,104	97.4%	96.7%	0.7%
Seattle	13,720	96.5%	98.0%	-1.5%
Baltimore/Washington D.C.	11,691	95.1%	94.1%	1.0%
Pennsylvania	11,317	94.7%	93.7%	1.0%
Phoenix	10,778	95.5%	93.5%	2.0%
Total/Weighted Average	$194,717	95.0%	93.5%	1.5%

(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of September 30, 2015. Occupancy is as of period end.

Third Quarter 2015 Supplemental Reporting Package	P a g e 2

Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUES:
Rental revenues	$88,092	$84,285	$264,269	$250,206
Institutional capital management and other fees	333	322	1,134	1,394
Total revenues	88,425	84,607	265,403	251,600

OPERATING EXPENSES:
Rental expenses	8,900	9,672	27,456	31,507
Real estate taxes	14,056	13,288	42,082	40,196
Real estate related depreciation and amortization	39,431	37,842	116,876	111,545
General and administrative	7,720	6,727	24,912	21,059
Impairment losses	371	900	371	5,635
Casualty and involuntary conversion (gain) loss	-	14	-	(326)
Total operating expenses	70,478	68,443	211,697	209,616
Operating income	17,947	16,164	53,706	41,984

OTHER INCOME (EXPENSE):
Development profit, net of taxes	-	-	2,627	2,016
Equity in earnings of unconsolidated joint ventures, net	4,493	892	6,336	5,202
Gain on business combination	-	-	-	1,000
Gain on dispositions of real estate interests	-	10,230	41,086	11,647
Interest expense	(13,078)	(16,078)	(40,591)	(48,316)
Interest and other income (expense)	(42)	1,577	(71)	1,582
Income tax benefit (expense) and other taxes	(241)	73	(712)	257
Income from continuing operations	9,079	12,858	62,381	15,372
Discontinued operations:
Operating income and other expenses	-	82	-	321
Gain on dispositions of real estate interests from discontinued operations	-	270	-	5,255
Income from discontinued operations	-	352	-	5,576
Consolidated net income of DCT Industrial Trust Inc.	9,079	13,210	62,381	20,948
Net income attributable to noncontrolling interests	(622)	(801)	(6,882)	(1,421)
Net income attributable to common stockholders	8,457	12,409	55,499	19,527
Distributed and undistributed earnings allocated to participating securities	(166)	(171)	(510)	(507)
Adjusted net income attributable to common stockholders	$8,291	$12,238	$54,989	$19,020

EARNINGS PER COMMON SHARE – BASIC:
Income from continuing operations	$0.09	$0.15	$0.62	$0.17
Income from discontinued operations	0.00	0.00	0.00	0.06
Net income attributable to common stockholders	$0.09	$0.15	$0.62	$0.23

EARNINGS PER COMMON SHARE – DILUTED:
Income from continuing operations	$0.09	$0.15	$0.62	$0.17
Income from discontinued operations	0.00	0.00	0.00	0.06
Net income attributable to common stockholders	$0.09	$0.15	$0.62	$0.23

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	88,207	83,391	88,162	82,227
Diluted	88,526	83,691	88,472	82,509

Third Quarter 2015 Supplemental Reporting Package	P a g e 3

Consolidated Balance Sheets (amounts in thousands)

	September 30,	December 31,
	2015	2014
ASSETS:	(unaudited)
Operating properties	$3,754,744	$3,635,287
Properties under development	289,560	241,934
Properties in pre-development	47,034	23,353
Properties under redevelopment	45,449	50,931
Land held	7,698	8,870
Total investment in properties	4,144,485	3,960,375
Less accumulated depreciation and amortization	(754,862)	(703,840)
Net investment in properties	3,389,623	3,256,535
Investments in and advances to unconsolidated joint ventures	82,683	94,728
Net investment in real estate	3,472,306	3,351,263
Cash and cash equivalents	11,783	19,631
Restricted cash	3,005	3,779
Deferred loan costs, net	9,101	8,026
Straight-line rent and other receivables, net	57,347	54,183
Other assets, net	17,623	14,652
Assets held for sale	1,046	-
Total assets	$3,572,211	$3,451,534

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$91,511	$83,543
Distributions payable	26,029	25,973
Tenant prepaids and security deposits	31,311	30,539
Other liabilities	17,867	14,078
Intangible lease liabilities, net	21,859	22,940
Line of credit	186,000	37,000
Senior unsecured notes	1,082,788	1,122,621
Mortgage notes	264,157	249,424
Liabilities related to assets held for sale	18	-
Total liabilities	1,721,540	1,586,118
Total stockholders’ equity	1,736,431	1,749,832
Noncontrolling interests	114,240	115,584
Total liabilities and equity	$3,572,211	$3,451,534

Third Quarter 2015 Supplemental Reporting Package	P a g e 4

Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$8,457	$12,409	$55,499	$19,527
Adjustments:
Real estate related depreciation and amortization	39,431	37,842	116,876	111,545
Equity in earnings of unconsolidated joint ventures, net	(4,493)	(892)	(6,336)	(5,202)
Equity in FFO of unconsolidated joint ventures	2,441	2,728	7,424	7,990
Impairment losses on depreciable real estate	371	900	371	5,767
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	-	(10,500)	(41,086)	(17,034)
Gain on dispositions of non-depreciable real estate	-	-	18	98
Noncontrolling interest in the above adjustments	(1,897)	(1,640)	(4,086)	(5,680)
FFO attributable to unitholders	2,119	2,103	6,214	6,153
FFO attributable to common stockholders and unitholders – basic and diluted(1)	46,429	42,950	134,894	122,164
Adjustments:
Acquisition costs	455	716	1,939	2,050
FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$46,884	$43,666	$136,833	$124,214

FFO per common share and unit — basic	$0.50	$0.49	$1.45	$1.40
FFO per common share and unit — diluted	$0.50	$0.49	$1.45	$1.40

FFO, as adjusted, per common share and unit — basic	$0.50	$0.50	$1.47	$1.43
FFO, as adjusted, per common share and unit — diluted	$0.50	$0.49	$1.47	$1.42

FFO weighted average common shares and units outstanding:
Common shares for earnings per share — basic	88,207	83,391	88,162	82,227
Participating securities	614	621	604	600
Units	4,217	4,288	4,257	4,360
FFO weighted average common shares, participating securities and units outstanding — basic	93,038	88,300	93,023	87,187
Dilutive common stock equivalents	319	300	310	282
FFO weighted average common shares, participating securities and units outstanding — diluted	93,357	88,600	93,333	87,469

Reconciliation of NOI to FFO:
Net operating income(2) (3)	$65,136	$61,410	$194,731	$178,913
Adjustments:
Equity in FFO of unconsolidated joint ventures	2,441	2,728	7,424	7,990
Institutional capital management and other fees	333	322	1,134	1,394
Gain on dispositions of non-depreciable real estate	-	-	18	98
Casualty and involuntary conversion gain (loss)	-	(14)	-	326
Development profit, net of taxes	-	-	2,627	2,016
General and administrative expense	(7,720)	(6,728)	(24,912)	(21,097)
Interest expense	(17,297)	(18,238)	(52,644)	(54,435)
Capitalized interest expense	4,219	2,160	12,053	6,119
Interest and other income (expense)	(42)	1,575	(71)	1,563
Income tax benefit (expense) and other taxes	(241)	73	(712)	225
FFO attributable to noncontrolling interests	(400)	(338)	(4,754)	(948)
FFO attributable to common stockholders and unitholders – basic and diluted(1)	46,429	42,950	134,894	122,164
Adjustments:
Acquisition costs	455	716	1,939	2,050
FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$46,884	$43,666	$136,833	$124,214

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Includes discontinued operations and assets held for sale.
(3)	See the reconciliation of net operating income to income from continuing operations in Definitions.

Third Quarter 2015 Supplemental Reporting Package	P a g e 5

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014		2015	2014
NET OPERATING INCOME:(1)
Rental revenues	$88,092		$84,285	$264,269		$250,206
Rental expenses and real estate taxes	(22,956)		(22,960)	(69,538)		(71,703)
Net operating income(2)	$65,136		$61,325	$194,731		$178,503

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	65,774		65,770	65,774		65,770
Average occupancy	89.0%		92.6%	90.0%		92.1%
Occupancy as of period end	89.3%		92.4%	89.3%		92.4%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	61,960		64,495	61,960		64,495
Average occupancy	94.7%		93.6%	95.0%		93.0%
Occupancy as of period end	94.5%		93.5%	94.5%		93.5%

SAME STORE PROPERTIES:(4)
Square feet as of period end	54,911		54,911	51,981		51,981
Average occupancy	94.8%		93.7%	94.9%		93.4%
Occupancy as of period end	95.0%		93.8%	94.8%		93.8%

Rental revenues	$77,920		$74,152	$220,966		$211,501
Rental expenses and real estate taxes	(20,091)		(19,691)	(58,321)		(59,389)
Same store net operating income	57,829		54,461	162,645		152,112
Less: revenue from lease terminations	(922)		(199)	(1,960)		(1,785)
Add: early termination straight-line rent adjustment	94		40	327		387
Net operating income (excluding revenue from lease terminations)	57,001		54,302	161,012		150,714
Less: straight-line rents, net of related bad debt expense	(525)		(2,069)	(1,304)		(5,151)
Less: amortization of below market rents, net	(420)		(507)	(997)		(1,222)
Cash net operating income (excluding revenue from lease terminations)	$56,056		$51,726	$158,711		$144,341

Net operating income growth (excluding revenue from lease terminations)	5.0%			6.8%
Cash net operating income growth (excluding revenue from lease terminations)	8.4%			10.0%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents – increase to revenue, net of related bad debt expense(3)	$918		$2,265	$4,362		$7,603
Straight-line rent receivable (balance sheet)(3)	$50,030		$46,787	$50,030		$46,787
Net amortization of below market rents – increase to revenue(3)	$748		$605	$2,290		$1,505
Capitalized interest	$4,219		$2,160	$12,053		$6,119
Noncash interest expense(3)	$840		$1,154	$2,796		$3,461
Stock-based compensation amortization	$1,342		$1,199	$3,882		$3,410
Revenue from lease terminations(3)	$1,184		$260	$2,396		$1,865
Bad debt expense (recovery), excluding bad debt expense related to straight-line rents(3)	$128		$167	$(3)		$956
GAAP NOI for properties sold during current quarter	$-	$	N/A	$-	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$54,747		$48,142	$113,691		$105,980
Redevelopment	1,477		926	7,046		1,640
Due diligence	4,534		2,335	11,465		6,070
Casualty expenditures	1,875		285	2,077		687
Building and land improvements	5,469		5,255	10,808		9,809
Tenant improvements and leasing costs	10,199		9,788	28,484		29,147
Total capital expenditures	$78,301		$66,731	$173,571		$153,333

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

Third Quarter 2015 Supplemental Reporting Package	P a g e 6

Components of Net Asset Value (unaudited, amounts in thousands)

Three Months Ended September 30, 2015
Cash Net Operating Income (NOI)
GAAP property NOI(1)	$65,136
Less:
Revenue from lease terminations	(1,184)
Straight-line rents, net of related bad debt expense	(918)
Amortization of below market rents, net	(748)
Cash NOI (excluding revenue from lease terminations)	62,286
Proportionate share of Cash NOI from unconsolidated joint ventures	3,068
Proportionate share of Cash NOI from noncontrolling interests	(476)
Cash NOI attributable to common stockholders	64,878

Adjustments to normalize Cash NOI:
Partial quarter adjustment for properties acquired(2)	80
Partial quarter adjustment for properties disposed(3)	-
Development and redevelopment properties not yet placed in operation(4)	(130)
Net adjustments	(50)
Total proforma Cash NOI	$64,828

Other income:
Institutional capital management fees	$333

Balance Sheet Items	As of September 30, 2015
Other assets:
Cash and cash equivalents	$11,783
Restricted cash	3,005
Straight-line rent and other receivables, net	57,347
Other tangible assets, net(5)	16,770
Development properties at book value	289,560
Properties in pre-development at book value(6)	47,034
Redevelopment properties at book value	45,449
Land held at book value	7,698
Total other assets	$478,646

Liabilities:
Line of credit	$186,000
Senior unsecured notes(7)	1,085,000
Mortgage notes(8)	251,386
DCT's proportionate share of debt related to unconsolidated joint ventures	36,655
Accounts payable and accrued expenses	91,511
Distributions payable	26,029
Tenant prepaids and security deposits	31,311
Other tangible liabilities	17,867
Estimated liability to stabilize Q3 2015 acquisitions, if applicable	-
Total liabilities	$1,725,759

Other information:(9)
Common shares outstanding at period end	88,210
Operating partnership units outstanding at period end	4,213

(1)	See reconciliation of net operating income to income from continuing operations in Definitions.
(2)	Reflects the proforma Cash NOI adjustment required to reflect a full quarter’s expected operations for assets acquired during Q3 2015.
(3)	Reflects actual Q3 2015 Cash NOI for properties disposed during the quarter.
(4)	Reflects actual Q3 2015 Cash NOI from development and redevelopment properties not yet placed in operation.
(5)	Excludes goodwill of approximately $0.9 million.
(6)	Excludes our proportionate share of 181 acres of land available for development at SCLA.
(7)	Excludes $2.2 million of discounts.
(8)	Excludes $4.7 million of premiums and $8.1 million of noncontrolling interests' share of consolidated debt.
(9)	Excludes 0.6 million of participating securities and 0.3 million of potentially dilutive securities.

Third Quarter 2015 Supplemental Reporting Package	P a g e 7

Property Overview

As of September 30, 2015

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	35	5,701	8.7%	95.5%	$18,635		$3.42	7.3%
Baltimore/Washington D.C.	17	2,009	3.0%	95.1%	11,691		6.12	4.4%
Charlotte	1	472	0.7%	100.0%	1,698		3.60	0.7%
Chicago	38	9,113	13.9%	91.1%	30,192		3.64	11.8%
Cincinnati	29	2,942	4.5%	97.1%	9,894		3.46	3.9%
Dallas	37	5,418	8.2%	97.4%	17,104		3.24	6.7%
Denver	7	969	1.5%	100.0%	4,259		4.39	1.6%
Houston	45	4,416	6.7%	95.1%	25,380		6.04	9.9%
Indianapolis	7	2,299	3.5%	86.9%	6,911		3.46	2.7%
Louisville	3	1,109	1.7%	85.3%	3,200		3.38	1.2%
Memphis	2	1,385	2.1%	100.0%	3,673		2.65	1.4%
Miami	11	1,437	2.2%	98.3%	10,023		7.10	3.9%
Nashville	4	2,063	3.1%	87.9%	5,769		3.18	2.2%
New Jersey	11	1,555	2.4%	90.5%	8,699		6.18	3.4%
Northern California	29	4,075	6.2%	98.2%	20,738		5.18	8.1%
Orlando	20	1,864	2.8%	94.1%	7,369		4.20	2.9%
Pennsylvania	14	3,142	4.8%	94.7%	11,317		3.80	4.4%
Phoenix	25	2,616	4.0%	95.5%	10,778		4.32	4.2%
Seattle	25	2,614	4.0%	96.5%	13,720		5.44	5.3%
Southern California(4)	45	6,761	10.3%	95.0%	35,162		5.48	13.7%
Total/weighted average - operating properties	405	61,960	94.3%	94.5%	256,212		4.37	99.7%

DEVELOPMENT PROPERTIES:
Atlanta	1	734	1.1%	0.0%	-		-	0.0%
Dallas	1	100	0.2%	0.0%	-		-	0.0%
Houston	2	447	0.7%	10.5%	524		11.14	0.2%
Orlando	1	97	0.1%	41.5%	212		5.25	0.1%
Seattle	2	728	1.1%	10.9%	-		-	0.0%
Southern California	1	928	1.4%	0.0%	-		-	0.0%
Total/weighted average – development properties	8	3,034	4.6%	5.5%	736		8.42	0.3%

REDEVELOPMENT PROPERTIES:
Chicago	2	423	0.6%	7.1%	N/A(5)		N/A(5)	0.0%
Dallas	1	63	0.1%	0.0%	-		-	0.0%
Northern California	1	294	0.4%	0.0%	-		-	0.0%
Total/weighted average – redevelopment properties	4	780	1.1%	3.8%	-		-	0.0%

Total/weighted average - consolidated properties	417	65,774	100.0%	89.3%	$256,948	(6)	$4.38	100.0%

See footnotes on next page.

Third Quarter 2015 Supplemental Reporting Package	P a g e 8

Property Overview (continued)

As of September 30, 2015

Markets	Number of Buildings	Percentage Owned (7)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
Southern California Logistics Airport(8)	6	50.0%	2,160	28.8%	99.5%	$8,200	$3.82	31.4%
Total/weighted average - unconsolidated operating properties	6	50.0%	2,160	28.8%	99.5%	8,200	3.82	31.4%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	13.8%	72.8%	3,004	4.00	11.5%
Cincinnati	1	20.0%	543	7.2%	100.0%	1,710	3.15	6.6%
Dallas	1	20.0%	540	7.2%	100.0%	1,732	3.21	6.6%
Denver	5	20.0%	772	10.3%	100.0%	3,962	5.13	15.2%
Louisville	4	10.0%	736	9.8%	67.1%	1,580	3.20	6.1%
Nashville	2	20.0%	1,020	13.6%	100.0%	2,756	2.70	10.6%
Orlando	2	20.0%	696	9.3%	100.0%	3,138	4.51	12.0%
Total/weighted average - co-investment operating properties	17	18.6%	5,340	71.2%	90.2%	17,882	3.71	68.6%
Total/weighted average - unconsolidated properties	23	27.7%	7,500	100.0%	92.9%	$26,082	$3.74	100.0%

(1)	Based on leases commenced as of September 30, 2015.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of September 30, 2015, multiplied by 12.
(3)	Excludes total annualized base rent of $0.2 million from one property that will be demolished for the development of a 172,000 square foot build-to-suit.
(4)	As of September 30, 2015, our ownership interest in the Southern California properties was 93.8% based on our equity ownership weighted by square feet.
(5)	The lease is a short-term lease. The rental income is incidental revenue recognized as a reduction to our cost of redevelopment.
(6)	Excludes total annualized base rent associated with tenants currently in free rent periods of $10.1 million based on the first month of cash base rent.
(7)	Percent owned is based on equity ownership weighted by square feet.
(8)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Third Quarter 2015 Supplemental Reporting Package	P a g e 9

Consolidated Leasing Activity

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth		GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
THIRD QUARTER 2015		(in thousands)				(in months)	(in thousands)
New	29	1,051	(2.5%	)	26.2%	65	$3,826	$3.64
Renewal	36	1,875	4.0%		15.9%	49	3,150	1.68
Development and redevelopment	18	2,155	N/A		N/A	100	N/A	N/A
Total/Weighted Average	83	5,081	2.2%		18.8%	74	$6,976	$2.38
Weighted Average Retention	70.0%

YEAR TO DATE 2015
New	89	3,315	(1.1%	)	14.1%	71	$15,547	$4.69
Renewal	93	5,512	5.1%		16.5%	48	9,205	1.67
Development and redevelopment	31	4,778	N/A		N/A	106	N/A	N/A
Total/Weighted Average	213	13,605	3.2%		15.8%	74	$24,752	$2.81
Weighted Average Retention	67.5%

FOUR QUARTERS ROLLING
New	119	4,953	0.2%		10.3%	65	$22,189	$4.48
Renewal	131	8,782	4.5%		15.3%	49	19,760	2.25
Development and redevelopment	37	5,322	N/A		N/A	104	N/A	N/A
Total/Weighted Average	287	19,057	3.2%		13.9%	69	$41,949	$3.05
Weighted Average Retention	74.2%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.

Third Quarter 2015 Supplemental Reporting Package	P a g e 10

Consolidated Lease Expirations

Lease Expirations for Consolidated Properties by Market(1)

	2015(2)		2016		2017
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
	(in thousands)		(in thousands)		(in thousands)
Atlanta	678	12.5%	665	12.2%	813	14.9%
Baltimore/Washington D.C.	42	2.2%	273	14.3%	323	16.9%
Charlotte	-	0.0%	-	0.0%	-	0.0%
Chicago	431	5.2%	1,448	17.4%	2,224	26.7%
Cincinnati	171	6.0%	353	12.4%	735	25.7%
Dallas	42	0.8%	310	5.9%	478	9.1%
Denver	52	5.4%	222	22.9%	184	19.0%
Houston	138	3.2%	406	9.6%	634	14.9%
Indianapolis	-	0.0%	403	20.2%	649	32.5%
Louisville	-	0.0%	-	0.0%	-	0.0%
Memphis	233	16.8%	472	34.1%	413	29.8%
Miami	-	0.0%	117	8.3%	62	4.4%
Nashville	-	0.0%	-	0.0%	391	21.6%
New Jersey	-	0.0%	53	3.8%	7	0.5%
Northern California	192	4.8%	498	12.4%	630	15.7%
Orlando	57	3.2%	454	25.3%	434	24.2%
Pennsylvania	-	0.0%	393	13.2%	562	18.9%
Phoenix	-	0.0%	293	11.7%	345	13.8%
Seattle	107	4.1%	140	5.4%	308	11.8%
Southern California	184	2.9%	1,847	28.8%	1,023	15.9%
Total	2,327	4.0%	8,347	14.2%	10,215	17.4%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2015(2)	2,327	$9,386	3.2%
2016	8,347	36,379	12.5%
2017	10,215	44,021	15.1%
2018	7,922	38,091	13.0%
2019	9,168	39,660	13.6%
Thereafter	20,787	124,148	42.6%
Total occupied	58,766	$291,685	100.0%
Available or leased but not occupied	7,008
Total consolidated properties	65,774

(1)	Assumes no exercise of lease renewal options, if any.
(2)	Includes month-to-month leases.
(3)	Percentage is based on consolidated occupied square feet as of September 30, 2015.
(4)	Annualized based rent includes contractual rents in effect at the date of expiration.

Third Quarter 2015 Supplemental Reporting Package	P a g e 11

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2015

	Property Name	Market	Size	Occupancy at Acquisition / Disposition	Occupancy at September 30, 2015
BUILDING ACQUISITIONS:			(building in sq. ft.)
January	435 Henry	Atlanta	398,000	100.0%	100.0%
February	1050 Northbrook Parkway	Atlanta	109,000	100.0%	100.0%
March	Airport Distribution Center (5 buildings)	Denver	691,000	96.9%	100.0%
March	22290 - 22300 Hathaway (2 buildings)(1)	No. California	448,000	34.4%	34.4%
May	1270 Shiloh Road	Atlanta	77,000	100.0%	56.2%
May	2902 E. 13th Street	Houston	200,000	50.0%	50.0%
June	402 W. Geneva Drive	Phoenix	50,000	100.0%	100.0%
August	512 Boundary Blvd	Seattle	50,000	100.0%	100.0%
August	14934 Trend Drive	Dallas	59,000	100.0%	100.0%
Total YTD Purchase Price - $124.9 million			2,082,000	80.0%	78.4%

LAND ACQUISITIONS:
March	DCT North Avenue Distribution Center	Chicago	20.7 acres
April	DCT Airport Distribution Center North Phase III	Orlando	12.8 acres
April	DCT Fairburn	Atlanta	74.6 acres
April	DCT Commerce Center Phase II	Miami	26.3 acres
May	DCT Central Avenue(2)	Chicago	8.0 acres
June	DCT Dulles Downs	Baltimore/Washington D.C.	25.8 acres
August	DCT North Satellite Distribution Center(3)	Atlanta	47.0 acres
August	DCT Freeport West	Dallas	7.1 acres
September	DCT Stockyards Industrial Center	Chicago	10.0 acres
Total YTD Land Purchase Price - $52.4 million			232.3 acres

BUILDING DISPOSITIONS:
Consolidated Properties
February	Memphis Portfolio (6 buildings)	Memphis	2,327,000	100.0%
April	8th & Vineyard C, D and E (3 buildings)(4)	So. California	156,000	N/A
April	5945 Cabot Parkway	Atlanta	120,000	87.8%
May	Eagles Landing Trade Center	Atlanta	505,000	100.0%
May	Fulton Portfolio (5 buildings)	Atlanta	713,000	79.0%
Total YTD Sales Price - $155.1 million			3,821,000	95.5%

Unconsolidated Joint Ventures
August	IDI Wilson	Nashville	557,000	100.0%
Total YTD Sales Price - $14.0 million(5)			557,000	100.0%

(1)

During March 2015, we purchased a vacant 394,000 square foot building that we are redeveloping into a 294,000 square foot building.  The building was classified as under redevelopment as of September 30, 2015.

(2)

During May 2015, we purchased 8.0 acres in the Chicago market that houses one building.  The property will be combined with land from one of our existing properties and the buildings will be demolished for the development of a 172,000 square foot build-to-suit facility.

(3)	During August 2015, we purchased our partner’s 25.0% interest in one land parcel from the IDI/DCT, LLC joint venture for $1.1 million.
(4)

During April 2015, we sold the development projects 8th & Vineyard E, 8th & Vineyard C and 8th & Vineyard D totaling 156,000 square feet located in the Inland Empire West Submarket of Southern California.

(5)	The sales price reflects our proportionate share of gross proceeds received for the property sold by the unconsolidated joint venture.

Third Quarter 2015 Supplemental Reporting Package	P a g e 12

Development Overview

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q3-2015	Cumulative Costs at 9/30/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q3 2015
DCT Frankford Trade Center	Dallas	6	1	82	100%	$716	$6,555	$6,557	Q1-2015	100%
DCT Chrin Commerce Centre	Pennsylvania	36	1	426	100%	2,236	22,782	25,012	Q3-2015	100%
DCT Fife 45 South	Seattle	4	1	64	100%	259	5,553	5,640	Q1-2015	100%
		46	3	572	100%	$3,211	$34,890	$37,209		100%
Projected Stabilized Yield(3)		8.0%

Development Projects in Lease Up
DCT River West	Atlanta	47	1	734	100%	$443	$25,442	$37,008	Q3-2015	0%
DCT Freeport North	Dallas	6	1	100	100%	1,088	7,206	7,814	Q1-2015	100%
DCT Airtex Industrial Center II	Houston	7	1	127	100%	1,699	10,414	11,510	Q4-2014	100%
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%	1,148	14,984	23,088	Q2-2015	59%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	318	5,558	6,901	Q4-2014	83%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	1,922	42,251	46,079	Q4-2014	100%
DCT Fife 45 North	Seattle	5	1	79	100%	42	6,182	8,109	Q1-2015	77%
DCT Rialto Logistics Center	So. California	42	1	928	100%	1,407	57,000	62,300	Q1-2015	100%
	Total	163	8	3,034	100%	$8,067	$169,037	$202,809		70%
Under Construction
DCT Fairburn	Atlanta	75	1	1,037	100%	$17,066	$30,361	$51,771	Q1-2016	100%
DCT Downs Park Building A(4)	Baltimore/Washington D.C.	13	1	149	100%	1,302	7,499	25,525	Q1-2016	100%
DCT Downs Park Building B (4)	Baltimore/Washington D.C.	13	1	149	100%	1,256	7,452	25,853	Q1-2016	100%
DCT O'Hare Logistics Center	Chicago	7	1	113	100%	1,559	8,862	13,184	Q4-2015	100%
DCT North Avenue Distribution Center	Chicago	20	1	350	100%	1,571	10,244	26,633	Q3-2016	100%
DCT Waters Ridge	Dallas	18	1	346	100%	462	2,600	18,093	Q2-2016	0%
DCT Freeport West	Dallas	7	1	108	100%	1,772	1,772	9,230	Q2-2016	55%
6400 Hollister Road - Expansion	Houston	2	Expansion	55	100%	1,111	1,756	3,649	Q4-2015	100%
DCT Fife Distribution Center North	Seattle	9	1	152	100%	4,446	8,385	12,781	Q1-2016	56%
DCT Fife Distribution Center South	Seattle	12	1	240	100%	3,461	9,094	18,838	Q1-2016	100%
DCT Jurupa Ranch	So. California	39	1	970	100%	4,195	32,498	73,008	Q2-2016	100%
	Total	215	10	3,669	100%	$38,201	$120,523	$278,565		87%

Total Projects in Lease Up and Under Construction		378	18	6,703	100%	$46,268	$289,560	$481,374		80%

Leased Pre-Development
DCT Central Avenue	Chicago	54	1	172	100%	$2,075	$9,555	$60,020	Q4-2016	100%

Development Projects Moved to Operating
DCT Sumner South Distribution Center(5)	Seattle	9	1	188	100%	$48	$13,425	$14,921	Q1-2014	100%

Total Projects Under Development		441	20	7,063	100%	$48,391	$312,540	$556,315		81%
Projected Stabilized Yield - Projects Under Development(3)		7.8%

Pre-Development(6)
DCT North Satellite Distribution Center	Atlanta	47			100%	$1,191	$5,268
DCT Stockyards Industrial Center	Chicago	10			100%	1,799	1,799
DCT Commerce Center Phase II Building C	Miami	8			100%	123	4,451
DCT Commerce Center Phase II Building D	Miami	8			100%	77	4,199
DCT Commerce Center Phase II Building E	Miami	10			100%	88	4,846
Seneca Commerce Center Phase I	Miami	14			90%	57	3,049
Seneca Commerce Center Phase II	Miami	11			90%	33	1,605
Seneca Commerce Center Phase III	Miami	11			90%	32	1,498
DCT Airport Distribution Center Buildings D & E	Orlando	12			100%	68	2,452
DCT Airport Distribution Center Building F	Orlando	6	`		100%	32	1,299
DCT White River Corporate Center Phase II North	Seattle	13			100%	109	7,013
	Total	150				$3,609	$37,479

(1)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(2)	Percentage leased is computed as of the press release date.
(3)	Yield computed on a GAAP basis including rents on a straight-line basis.
(4)	The Projected Investment and corresponding Projected Stabilized Yield do not include any potential promote payable to our joint venture partner.
(5)	The property was 61% leased and occupied at September 30, 2015.
(6)	Pre-development properties, including leased pre-development, totaled approximately $47.0 million at September 30, 2015.

Third Quarter 2015 Supplemental Reporting Package	P a g e 13

Redevelopment Overview

As of September 30, 2015

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q3-2015	Cumulative Costs at 9/30/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Redevelopment Activities:
Redevelopment Projects in Lease Up
9010 Sterling Street	Dallas	6	1	63	100%	$222	$3,419	$3,741	Q3-2015	0%
2413 Prospect	Chicago	17	1	320	100%	279	18,607	19,836	Q3-2015	0%
Total Redevelopment Projects in Lease Up		23	2	383	100%	$501	$22,026	$23,577		0%

Redevelopment Projects Under Construction
2201 Arthur Avenue	Chicago	5	1	103	100%	$304	$5,674	$8,107	Q2-2016	0%
22290 Hathaway	No. California	12	1	294	100%	507	17,749	30,809	Q3-2016	0%
Total Redevelopment Projects Under Construction		17	2	397	100%	$811	$23,423	$38,916		0%

Total Redevelopment Projects in Lease Up and Under Construction		40	4	780	100%	$1,312	$45,449	$62,493		0%
Projected Stabilized Yield - Projects Under Redevelopment(3)		6.2%

(1)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(2)	Percentage leased is computed as of the press release date.
(3)	Yield computed on a GAAP basis including rents on a straight-line basis.

Third Quarter 2015 Supplemental Reporting Package	P a g e 14

Indebtedness (dollar amounts in thousands)

As of September 30, 2015

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of September 30, 2015
SENIOR UNSECURED NOTES:
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	$99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,212)
				857,788
MORTGAGE NOTES:
Fixed rate secured debt(1)	5.97%	4.79%	February 2016 – August 2025	259,493
Premiums (discounts), net of amortization				4,664
				264,157
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(2)	1.20%	1.20%	April 2019	186,000
2017 Notes, variable rate(3)	1.30%	1.30%	April 2017	100,000
2020 Notes, variable rate(3)	1.30%	1.30%	April 2020	125,000
				411,000

Total carrying value of consolidated debt				$1,532,945

Fixed rate debt	5.33%	5.42%		73%
Variable rate debt	1.26%	1.26%		27%
Weighted average interest rate	4.24%	4.30%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(4)
Institutional joint ventures(5)				$805
Stirling Capital Investments (SCLA)				35,850
				$36,655

  Scheduled Principal Payments of Debt as of September 30, 2015 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2015	$-	$1,913	$-	$1,913
2016 (1)	99,000	57,356	-	156,356
2017	51,000	41,078	100,000	192,078
2018	81,500	6,746	-	88,246
2019	46,000	51,343	186,000	283,343
2020	50,000	70,039	125,000	245,039
2021	92,500	20,347	-	112,847
2022	130,000	3,116	-	133,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
Thereafter	-	450	-	450
Total	$860,000	$259,493	$411,000	$1,530,493
(1)	During October 2015, we paid-off a $50.9 million mortgage note at par maturing in February 2016.
(2)

The $400.0 million senior unsecured revolving credit facility matures April 8, 2019 and bears interest at a variable rate equal to LIBOR, plus a margin of between 0.875% to 1.55% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.55% per annum, depending on our public debt credit rating.  There was $210.5 million available under the senior unsecured revolving credit facility, net of one letter of credit totaling $3.5 million as of September 30, 2015.

(3)

The senior unsecured $125.0 million and $100.0 million term loans mature April 8, 2020 and April 8, 2017, respectively.  The senior unsecured term loans bear interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 0.90% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum.

(4)	Based on our ownership share as of September 30, 2015.
(5)	During October 2015, the venture paid-off the $8.1 million note at par maturing in April 2016.

Third Quarter 2015 Supplemental Reporting Package	P a g e 15

Capitalization, Fixed Charge Coverage and Debt Covenants (unaudited, dollar amounts in thousands, except share price)

Capitalization at September 30, 2015

Description	Shares or Units(1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	88,210	$33.66	$2,969,149
Operating partnership units outstanding	4,213	$33.66	141,810
Total equity market capitalization			3,110,959

Consolidated debt			1,532,945
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,107)
Proportionate share of debt related to unconsolidated joint ventures			36,655
DCT share of total debt			1,561,493
Total market capitalization			$4,672,452

DCT share of total debt to total market capitalization			33.4%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income attributable to common stockholders(3)	$8,457	$12,409	$55,499	$19,527
Interest expense	13,078	16,078	40,591	48,316
Proportionate share of interest expense from unconsolidated joint ventures	317	369	970	1,047
Real estate related depreciation and amortization	39,431	37,842	116,876	111,545
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,203	1,344	3,637	4,155
Income tax (benefit) expense and other taxes	241	(73)	712	(225)
Stock-based compensation	1,342	1,199	3,882	3,410
Noncontrolling interests	622	801	6,882	1,421
Non-FFO gain on acquisitions and dispositions of real estate interests	-	(10,500)	(41,068)	(17,936)
Impairment losses	371	900	371	5,767
Adjusted EBITDA	$65,062	$60,369	$188,352	$177,027

CALCULATION OF FIXED CHARGES
Interest expense	$13,078	$16,078	$40,591	$48,316
Capitalized interest	4,219	2,160	12,053	6,119
Amortization of loan costs and debt premium/discount	184	(127)	276	(383)
Other noncash interest expense	(1,024)	(1,027)	(3,072)	(3,078)
Proportionate share of interest expense from unconsolidated joint ventures	317	369	970	1,047
Total fixed charges	$16,774	$17,453	$50,818	$52,021

Fixed charge coverage	3.9	3.5	3.7	3.4

Debt Covenant Summary as of September 30, 2015

Senior Unsecured Notes(4)	Covenant	Actual Ratio
Leverage ratio	< 55%	36.8%
Fixed charge coverage ratio	> 1.5 x	3.20 x
Secured debt leverage ratio	< 45%	7.6%
Unencumbered assets to unsecured debt	> 1.67 x	2.59 x

Bank Unsecured Credit Facilities(5)	Covenant	Actual Ratio
Leverage ratio	< 60%	34.6%
Fixed charge coverage ratio	> 1.5 x	3.30 x
Secured debt leverage ratio	< 35%	6.5%

(1)	Excludes 0.5 million of unvested Long-Term Incentive Plan Units, 0.1 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of

September 30, 2015.

(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.
(4)	Calculations are compiled in accordance with the note purchase agreement, based upon definitions contained therein.
(5)	Calculations are compiled in accordance with the credit agreement, based upon definitions contained therein.

Third Quarter 2015 Supplemental Reporting Package	P a g e 16

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Nine Months Ended September 30, 2015
	TRT-DCT JV III	JP Morgan	Stirling Capital Investments
Total rental revenues	$1,668	$16,917	$9,195
Rental expenses and real estate taxes	563	4,339	1,398
Net operating income	1,105	12,578	7,797
Depreciation and amortization	668	7,334	3,620
General and administrative expense	7	562	622
Operating income	430	4,682	3,555
Interest expense	470	-	2,453
Interest and other expense	13	5	6
Net income (loss)	$(53)	$4,677	$1,096
Other Data:
Number of buildings	4	13	6
Square feet (in thousands)	736	4,604	2,160
Occupancy	67.1%	93.9%		99.5%
DCT ownership	10.0%	20.0%	50.0	%(1)

Balance Sheets

	As of September 30, 2015
	TRT-DCT JV III		JP Morgan	Stirling Capital Investments
Total investment in properties	$26,909		$270,583	$113,218
Accumulated depreciation and amortization		(7,584)	(66,681)		(25,481)
Net investment in properties	19,325		203,902	87,737
Cash and cash equivalents	218		2,847	595
Other assets	580		4,796	2,797
Total assets	$20,123		$211,545	$91,129

Other liabilities	$561		$5,495	$890
Secure debt maturities – 2015	-		-	-
Secure debt maturities – 2016	8,052	(2)	-	-
Secure debt maturities – 2017	-		-	71,700	(3)
Secure debt maturities – 2018	-		-	-
Secure debt maturities thereafter	-		-	10,064	(3)
Total secured debt	8,052		-	81,764
Total liabilities	8,613		5,495	82,654
Partners or members' capital	11,510		206,050	8,475
Total liabilities and partners or members' capital	$20,123		$211,545	$91,129

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.1 million of debt requires principal and interest payments until April 2016 and has a stated interest rate of 7.4%. During October 2015, the debt balance was paid in full.
(3)

$71.7 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $10.1 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed interest rate of 8.5%.

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Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interests, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of noncash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital Expenditures include building and land improvements, development and redevelopment costs, acquisition capital, casualty costs and tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash Basis Rent Growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income (“NOI”):

We calculate Cash NOI as NOI (as defined on next page) excluding noncash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of NOI for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain noncash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed Charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP Basis Rent Growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Land Held:
Land Held that is not intended to be placed in service in the near future.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2015 Supplemental Reporting Package	P a g e 18

Definitions (continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the properties such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reconciliation of income from continuing operations to NOI: (amounts in thousands)
Income from continuing operations	$9,079	$12,858	$62,381	$15,372
Income tax (benefit) expense and other taxes	241	(73)	712	(257)
Interest and other (income) expense	42	(1,577)	71	(1,582)
Interest expense	13,078	16,078	40,591	48,316
Equity in earnings of unconsolidated joint ventures, net	(4,493)	(892)	(6,336)	(5,202)
General and administrative expense	7,720	6,727	24,912	21,059
Real estate related depreciation and amortization	39,431	37,842	116,876	111,545
Impairment losses	371	900	371	5,635
Development profit, net of taxes	-	-	(2,627)	(2,016)
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	-	(10,230)	(41,086)	(11,647)
Casualty and involuntary conversion (gain) loss	-	14	-	(326)
Institutional capital management and other fees	(333)	(322)	(1,134)	(1,394)
Total GAAP net operating income	65,136	61,325	194,731	178,503
Less net operating income - non-same store properties	(7,307)	(6,864)	(32,086)	(26,391)
Same store GAAP net operating income	57,829	54,461	162,645	152,112
Less revenue from lease terminations	(922)	(199)	(1,960)	(1,785)
Add early termination straight-line rent adjustment	94	40	327	387
Same store GAAP net operating income, excluding revenue from lease terminations	57,001	54,302	161,012	150,714
Less straight-line rents, net of related bad debt expense	(525)	(2,069)	(1,304)	(5,151)
Less amortization of above/(below) market rents	(420)	(507)	(997)	(1,222)
Same store cash net operating income, excluding revenue from lease terminations	$56,056	$51,726	$158,711	$144,341

Projected Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized NOI divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The Same Store Population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties held for sale that have been owned and stabilized for the entire current and prior periods presented.

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Definitions (continued)

Same Store NOI Growth:

The change in Same Store NOI Growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a Same Store Population for the quarter most recently presented.

Square Feet:

Represents square feet in buildings that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the noncash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Turnover Costs:

Turnover Costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total Turnover Costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

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